Exhibit 10.6

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

Supplemental Agreement No. 12

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 24, 2019 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to exercise six (6) Option Aircraft, which shall be designated as Block C Aircraft, with delivery months as set forth in the table below (SA-12 Option Exercise Aircraft):

Delivery Month & Year for Exercised Option Aircraft	Block
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C

BOEING PROPRIETARY

SA12-1

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Supplemental Agreement No. 12 to

Purchase Agreement No. 3712

C. WHEREAS, Customer desires to add six (6) Option Aircraft to the Purchase Agreement, hereinafter referred to as Option Aircraft, with delivery months as set forth in the table below:

Delivery Month & Year for Option Aircraft	Block
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft

D. WHEREAS, Customer desires to cancel six (6) Purchase Rights from the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 12.

2. Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 12 and upon fulfillment of the conditions described in Article 11 below, (i) the six (6) Option Aircraft exercised as firm Aircraft described in Recital Paragraph B above are hereby added to the Purchase Agreement and are considered by the parties as “Block C Aircraft” and will be deemed “Aircraft” for all purposes under the Purchase Agreement except as otherwise described herein, (ii) the six (6) Option Aircraft described in Recital Paragraph C above are hereby added to the Purchase Agreement as “Option Aircraft” as described herein and will be deemed such for all purposes under the Purchase Agreement except as otherwise described herein, and (iii) six (6) Purchase Rights described in Recital Paragraph D above are hereby cancelled from the Purchase Agreement decreasing the total quantity of Purchase Rights to thirty-two (32).

BOEING PROPRIETARY

SA12-2

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Supplemental Agreement No. 12 to

Purchase Agreement No. 3712

3. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to add the six (6) Aircraft described in Recital Paragraph B above to Table 1-B.

4. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, with Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, attached hereto, to reflect the [*] for the Option Aircraft described in Recital Paragraph C above.

5. Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect (i) the deletion of the Option Aircraft referred to in Recital Paragraph B above, and (ii) the addition of the Option Aircraft described in Recital Paragraph C above.

6. Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the exercise of the Option Aircraft described in Recital Paragraph B above.

7. Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect (i) the exercise of the Option Aircraft described in Recital Paragraph B above and (ii) the addition of the Option Aircraft described in Recital Paragraph C above.

8. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R4, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R5, Right to Purchase Additional Aircraft, attached hereto, to reflect the cancellation of six (6) Purchase Rights as described in Recital Paragraph D above, resulting in a revised quantity of thirty-two (32) Purchase Rights.

9. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106614R3, Special Matters for Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106614R4, Special Matters for Purchase Right Aircraft, attached hereto, to reflect the letter agreement revision described in Paragraph 7 above.

10. For the sake of clarity, the parties confirm and agree that the (i) six (6) Block C Aircraft described in Recital Paragraph B above added herein shall be subject to Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*] and Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees.

BOEING PROPRIETARY

SA12-3

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Supplemental Agreement No. 12 to

Purchase Agreement No. 3712

11. As a result of the changes incorporated in this Supplemental Agreement No. 12, Customer will [*] applicable to each of the six (6) Block C Aircraft described in Recital Paragraph B above and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 12 and (ii) an Option Deposit [*] for each of the six (6) Option Aircraft described in Recital Paragraph C above and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 12. The foregoing results in an [*] (SA-12 Payment Amount). For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis. [*].

12. This Supplemental Agreement No. 12 to the Purchase Agreement shall not be effective until executed and delivered by the parties on or prior to June 28 2019.

13. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
FED-PA-03712-LA-1106156R2	FED-PA-03712-LA-1106156R3
FED-PA-03712-LA-1106158R4	FED-PA-03712-LA-1106158R5
FED-PA-03712-LA-1106614R3	FED-PA-03712-LA-1106614R4

BOEING PROPRIETARY

SA12-4

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Supplemental Agreement No. 12 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ Laura Ford

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Kevin Burkhart

Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

SA12-5

TABLE OF CONTENTS

		SA Number
ARTICLES

1	Quantity, Model and Description

2	Delivery Schedule

3	Price

4	Payment

5	Additional Terms

TABLES

1-A	Firm Aircraft Information Table	10

1-A1	Block B and Block C Aircraft Information Table	11

1-A2	Block E, Block F and Block G Aircraft Information Table	11

1-B	Exercised Option Aircraft Information Table	12

1-B1	Exercised Block D Option Aircraft Information Table	2

1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT

A	Aircraft Configuration	4

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables	2

CS1	Customer Support Variables

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

FED-PA-03712		SA-12
BOEING PROPRIETARY

		SA Number
LETTER AGREEMENTS

LA-1106151R2	LA-Special Matters Concerning [*] – Option

	Aircraft and Certain Purchase Right Aircraft	6

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R3	LA-Option Aircraft	12

	Attachment 1 to LA-1106156R3	12

	Attachment 2 to LA-1106156R3	6

	Attachment 3 to LA-1106156R3	12

	Attachment 4 to LA-1106156R3	12

LA-1106157	AGTA Amended Articles

LA-1106158R5	LA-Right to Purchase Additional Aircraft	12

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R2	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R4	LA-Special Matters for Purchase Right Aircraft	12

LA-1106824	LA-Customer Support Matters

LA-1208292R2	LA-Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft	6

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R2	LA Special Provision - Block B and Block G Aircraft	11

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

6-1162-LKJ-0709	[*] Special Matters	6

6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	Special Matters – SA-11	11

FED-PA-03712		SA-12
BOEING PROPRIETARY
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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June 18, 2018

Supplemental Agreement No. 12	, 2019

FED-PA-03712		SA-12
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156 R3

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106156R2 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase thirty-five (35) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft) and fifteen (15) additional Model 767-3S2F aircraft as Block D option aircraft (Block D Option Aircraft). Except as set forth herein, and in the Purchase Agreement, the Block D Option Aircraft are considered Option Aircraft.

2. Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement. The number of Block D Option Aircraft and associated delivery months are listed in the Attachment 2 to this Letter Agreement.

3. Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4. Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall remain in base year [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

FED-PA-03712-LA-1106156R3	SA-12
Option Aircraft	Page 1
BOEING PROPRIETARY

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4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 titled “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft” the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Option Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5. Payment.

5.1 Customer will pay an option deposit to Boeing in the amount of [*] (Option Deposit) for each of the six (6) Option Aircraft added to the Purchase Agreement pursuant to Supplemental Agreement No. 12 to the Purchase Agreement (SA-12). The parties acknowledge that Customer has previously paid an Option Deposit to Boeing in the amount of [*] for (i) each of the fifteen (15) Block D Option Aircraft added to the Purchase agreement pursuant to Supplemental Agreement No. 1 to the Purchase Agreement, (ii) each of the twenty-nine (29) Option Aircraft in Attachment 1 prior to the execution of SA-12. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. [*].

5.2 At execution of this Letter Agreement, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6. Option Exercise.

6.1 Customer will exercise [*], by giving written notice to Boeing on or before the first business day of the month that is [*] months prior to the month of delivery [*] (Option Exercise Date). [*].

FED-PA-03712-LA-1106156R3	SA-12
Option Aircraft	Page 2
BOEING PROPRIETARY

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6.2 [*].

6.2.1 [*].

6.2.2 [*].

FED-PA-03712-LA-1106156R3	SA-12
Option Aircraft	Page 3
BOEING PROPRIETARY

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6.2.3 [*].

6.2.4 [*].

6.3 The parties agree that Option Aircraft, once exercised, will be added to Table 1-B or Table 1-B1, as applicable, of the Purchase Agreement.

7. [*].

7.1 [*].

7.1.1 [*].

7.1.2 [*].

8. [*].

[*].

9. [*].

[*].

10. Supplemental Agreement.

Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

11. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106156R3	SA-12
Option Aircraft	Page 4
BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Very truly yours,

THE BOEING COMPANY

By	/s/ Laura Ford

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 24, 2019

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin Burkhart

Its	Vice President Aircraft Acquisition

Attachments

FED-PA-03712-LA-1106156R3	SA-12
Option Aircraft	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158 R5

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106158R4 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) thirty-two (32) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2. Delivery.

The Purchase Right Aircraft delivery positions are [*].

3. Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4. Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

FED-PA-03712-LA-1106158R5	SA-12
Right to Purchase Additional Aircraft	Page 1
BOEING PROPRIETARY

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4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5. Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6. Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7. Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

FED-PA-03712-LA-1106158R5	SA-12
Right to Purchase Additional Aircraft	Page 2
BOEING PROPRIETARY

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8. [*].

[*].

9. General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106158R5	SA-12
Right to Purchase Additional Aircraft	Page 3
BOEING PROPRIETARY

*

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Very truly yours,

THE BOEING COMPANY

By	/s/ Laura Ford

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 24, 2019

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin Burkhart

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106158R5	SA-12
Right to Purchase Additional Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106614 R4

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1106614R3 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memoranda provided for in this Letter Agreement will be applicable to exercised Purchase Right Aircraft only (Exercised Purchase Right Aircraft), as described in letter agreement FED-PA-03712-LA-1106158R5, Right to Purchase Additional Aircraft.

1. Credit Memoranda.

1.1 [*].

1.2 [*].

1.3 [*].

1.4 [*].

1.5 [*].

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the scheduled month of the respective Exercised Purchase Right Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Purchase Right Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3. [*].

FED-PA-03712-LA-1106614R4	SA-12
Special Matters for Purchase Right Aircraft	Page 1
BOEING PROPRIETARY

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4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Purchase Right Aircraft at time of delivery and becoming the operator of the Exercised Purchase Right Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ Laura Ford

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 24, 2019

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin Burkhart

Its	Vice President

FED-PA-03712-LA-1106614R4	SA-12
Special Matters for Purchase Right Aircraft	Page 2

BOEING PROPRIETARY

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.